SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C, 20549
                               ____________________


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):           January 18, 1994




                             GFC FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)



        DELAWARE                            1-11011                  86-0695381
   (State or Other Jurisdiction          (Commission           (I.R.S. Employer
            Incorporation)               File Number)       Identification No.)



   DIAL TOWER, PHOENIX, ARIZONA                                           85077
   (Address of principal executive offices)                          (Zip Code)



   Registrant's telephone number, including area code:             602/207-6900


   Item 5.   Other Events.

             GFC Financial Corporation announced on January 18, 1994, revenues, net income and selected financial data and ratios for the fourth quarter and year ended December 31, 1993 (unaudited).

             A copy of the press release issued by GFC Financial Corporation is attached as Exhibit 28 to this report.

   Item 7.   Financial Statements and Exhibits.

             (c)  Exhibits

                  Exhibit
                    No.                                     Title
                  -------                      --------------------------------
                     28                        Press  Release of  GFC Financial
                                               Corporation  dated  January  18,
                                               1994.


                                    SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             GFC FINANCIAL CORPORATION

                                   (Registrant)



   Dated:  January 19, 1994 By     /s/  Bruno A. Marszowski
                              ------------------------------------------------
                              Bruno A. Marszowski, Vice President - Controller Principal Financial Officer/Authorized Officer